             THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (“Waiver and Amendment”), dated as of February 16, 2001, is entered into by LOUISIANA-PACIFIC CORPORATION (the “Revolving Borrower”), LOUISIANA-PACIFIC CANADA PULP CO. (the “Term Borrower”), BANK OF AMERICA, N.A., as agent for itself and the Banks (the “Agent”), and the Banks party hereto.

RECITALS

A.         The Revolving Borrower, the Term Borrower, and the several financial institutions parties thereto (collectively, the “Banks”), and Agent are parties to the Credit Agreement dated as of January 31, 1997, as amended by the First Amendment thereto dated as of December 31, 1997 (the “Credit Agreement”), pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrowers.

B.          The Borrowers have reported to the Agent and the Banks the existence of certain events of default under the Credit Agreement. The Borrowers have requested that the Banks waive certain events of default and agree to certain amendments of the Credit Agreement.

C.          The Banks are willing to waive certain defaults under the Credit Agreement and to amend the Credit Agreement, subject to the terms and conditions of this Waiver and Amendment.

             NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.          Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.          Defaults and Waiver. The Borrowers acknowledge that they have, since the Closing Date, erroneously failed to include in their calculation of Funded Debt under the Credit Agreement unfunded reserves maintained with respect to pending or threatened disputes or settlement therefor. Subject to the terms and conditions hereof, the Banks hereby agree to waive any Defaults or Events of Default arising out of such failure (the “Existing Defaults”), including, without limitation, with respect to Sections 7.01, 6.07 and 5.13 of the Credit Agreement. Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent’s or the Banks’ ability to enforce) any other Default or Event of Default, including without limitation (i) any Default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the Existing Defaults (including, without limitation, any cross-default arising under the Credit Agreement (other than a cross-default to the Credit Agreement dated as of November 21, 2000 among the Revolving Borrower, the financial institutions party thereto, Bank of America, N.A., as Administrative Agent and the Syndication Agent and Documentation Agent party thereto) by virtue of any matters resulting from the Existing Defaults), and (ii) any Default or Event of Default arising at any time after the Effective Date and which is the same as any of the Existing Defaults.

3.          Amendments to Credit Agreement. Effective upon the Effective Date (except as set forth in subsection (d) below):

(a)         The Credit Agreement shall be amended by inserting the following new definition in Section 1.01 thereof, in the appropriate alphabetical order: “Capitalization” means, as at any time, the sum of Funded Debt and Net Worth.

(b)        The Credit Agreement shall be amended by inserting the following new provision at the end of the definition of “Applicable Margin” in Section 1.01 thereof:

Notwithstanding anything herein to the contrary, from and after July 1, 2001, “Applicable Margin” means, in respect of all Committed Loans outstanding on any date, 1.00% for Offshore Rate Committed Loans and 0.00% for Base Rate Committed Loans and Swingline Loans.

(c)         The Credit Agreement shall be amended by inserting the following new provision at the end of the definition of “Facility Fee Percentage” in Section 1.01 thereof:

Notwithstanding anything herein to the contrary, from and after July 1, 2001, “Facility Fee Percentage” means 0.25%.

(d)        The Credit Agreement shall be amended, effective as of December 30, 2000, by deleting Section 7.01 thereof in its entirety and replacing it with the following:

7.01 Funded Debt to Capitalization. On a consolidated basis, permit the ratio of Funded Debt to Capitalization, measured as of the end of each fiscal quarter, to be in excess of 0.55 to 1.00.

4.          Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a)         Other than the Existing Defaults, no Default or Event of Default has occurred and is continuing.

(b)        The execution, delivery and performance by it of this Waiver and Amendment (and, in the case of the Revolving Borrower, of the Consent referred to below) has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable. The Credit Agreement as amended by this Waiver and Amendment (and, in the case of the Revolving Borrower, the Consent referred to below) constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

(c)         Subject to the Existing Defaults, all representations and warranties made by it contained in the Credit Agreement are true and correct.

(d)        It is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

(e)         Attached as Schedule I hereto is the accurate computation of Funded Debt to Net Worth for the periods for which the erroneous calculation described in Section 2 above resulted in an Existing Default.

5.          Effective Date. This Waiver and Amendment will become effective on February 16, 2001 (“Effective Date”) provided that each of the following conditions precedent has been satisfied:

(a)         The Agent has received from the Borrower and the Majority Banks a duly executed original or facsimile counterpart of this Waiver and Amendment, together with a duly executed original or facsimile Guarantor Acknowledgment and Consent in the form attached hereto (“Consent”) (any such facsimiles to be promptly followed by the originals thereof).

(b)        All representations and warranties contained herein are true and correct as of the Effective Date.

6.          Reservation of Rights. Each Borrower acknowledges and agrees that neither the Agent’s nor the Banks’ forbearance in exercising their rights and remedies in connection with the Existing Defaults, nor the execution and delivery by the Agent and the Banks of this Waiver and Amendment, shall be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Banks to receive any indemnity or similar payment from any person or entity as a result of any matter arising from or relating to the Existing Defaults.

7.          Miscellaneous.

(a)         Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)        This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

(c)         This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of California (without regard to principles of conflicts of laws).

(d)        This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(e)         This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(f)         If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

(g)        Each Borrower covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including, without limitation, allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment and the administration of the Existing Defaults, including, without limitation, appraisal, audit, search and filing fees incurred in connection therewith.

             IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver and Amendment as of the date first above written.

LOUISIANA-PACIFIC CORPORATION,
as Revolving Borrower

By: ________________________________

Title: _______________________________

By: ________________________________

Title: _______________________________

LOUISIANA-PACIFIC CANADA PULP
CO., as Term Borrower

By: ________________________________

Title: _______________________________

By: ________________________________

Title: _______________________________

BANK OF AMERICA, N.A., as Agent,
Swingline Bank and as a Bank

By: ________________________________

Title: Vice President

ABN AMRO BANK N.V., as a Bank

By: ________________________________

Title: _______________________________

By: ________________________________

Title: _______________________________

ROYAL BANK OF CANADA, as a Bank

By: ________________________________

Title: _______________________________

THE BANK OF NOVA SCOTIA, as a Bank

By: ________________________________

Title: _______________________________

By: ________________________________

Title: _______________________________

THE CHASE MANHATTAN BANK, as a
Bank

By: ________________________________

Title: _______________________________

BANK ONE, N.A., as a Bank

By: ________________________________

Title: _______________________________

WACHOVIA BANK OF GEORGIA, as a
Bank

By: ________________________________

Title: _______________________________

UNITED STATES NATIONAL
ASSOCIATION, as a Bank

By: ________________________________

Title: _______________________________

WELLS FARGO BANK, N.A., as a Bank

By: ________________________________

Title: _______________________________

By: ________________________________

Title: _______________________________

THE BANK OF NEW YORK, as a Bank

By: ________________________________

Title: _______________________________

GUARANTOR ACKNOWLEDGMENT AND CONSENT

             The undersigned, a guarantor or third party pledgor with respect to the Term Borrower’s obligations to the Agent and the Banks under the Credit Agreement, hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrowers of the foregoing Waiver and Second Amendment to Credit Agreement (“Waiver and Amendment”), and (ii) reaffirms and agrees that the guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Waiver and Amendment.)

LOUISIANA-PACIFIC CORPORATION,
as Revolving Borrower

By: ________________________________

Title: _______________________________

By: ________________________________

Title: _______________________________

Dated: ____________________

Schedule I